Intangible Assets	12 Months Ended
Oct. 31, 2025
Intangible Assets [Abstract]
Intangible Assets
3.	Intangible Assets

On May 4, 2021, the Company entered into an assignment agreement to acquire certain intellectual property including a patent for “Binge Behavior Regulators,” which has been granted in the U.S., Europe, China and India, with pending divisional applications in Europe and the U.S, and a patent for “Alcohol Beverage Substitute,” which has been approved for a European patent, with pending applications in the U.S., China and India. In consideration for the acquired intellectual property, the Company paid $160,000. The patents are amortized over their estimated remaining life of 14.6 years. The amortization expenses are presented under research and development expenses.

Intangible Assets

Balance, October 31, 2023	$119,310
Accumulated depreciation	(10,984)
Balance, October 31, 2024	$108,326
Accumulated depreciation	(10,954)
Balance, October 31, 2025	$97,372